EXHIBIT 32

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Green Builders, Inc. (the “Company”) hereby certify that:

 1.           The accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2009 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934;

 2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Clark Wilson
Clark Wilson
President and Chief Executive Officer
Principal Executive Officer
August 14, 2009

/s/ Cindy Hammes
Cindy Hammes
Vice President of Finance
Principal Financial Officer
August 14, 2009

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.